UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 3, 2022

Brooklyn ImmunoTherapeutics, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-11460	31-1103425
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

140 58th Street, Building A, Suite 2100
Brooklyn, New York	11220
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 582-1199

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.005 per share	BTX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934:
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.05	Costs Associated with Exit or Disposal Activities.

On January 3, 2022, Brooklyn ImmunoTherapeutics, Inc., a Delaware corporation (the “Company,” “we,” “us” or “our”), completed a reduction in force (the “Reduction”), comprising eight employees (53% of our workforce), effective January 3, 2022, which is the date on which we notified such employees of their termination. We believe the Reduction, which was approved by our Board of Directors, will enable us to better align our workforce with the needs of our business and focus more of our capital resources on our cell therapy and gene editing platform, as we continue to sustain our investment in the prosecution of IRX-2 through the end of the INSPIRE Phase 2B study. In connection with the Reduction, we estimate that we will incur approximately $0.5 million for severance and termination-related costs, which we expect to record during the first quarter of 2022.  We may also incur additional costs and non-cash charges that are not currently contemplated or determinable, which may occur as a result of the Reduction.

Forward-Looking Statements

This Item 2.05 contains forward-looking statements that are intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995, as amended. Forward looking statements are statements that are not historical facts. Words such as “expects,” “believes,” “will,” “may,” “anticipates,” “intends,” “plans,” “estimates,” “seek,” “predict,” “project,” “potential” or the negatives of these terms or variations of them or similar expressions are intended to identify forward-looking statements. These statements include, but are not limited to, statements regarding the anticipated benefits of the Reduction, the anticipated timing and details of the reduction in workforce and expected charges and costs associated with the reduction in workforce that we expect to incur. These statements are based on current expectations, estimates and projections about our business based, in part, on assumptions made by management, and are subject to a number of risks and uncertainties. Factors that could cause actual results to differ materially from current expectations include possible changes in the expected costs and charges associated with the Reduction, and risks associated with our ability to achieve the expected benefits of the Reduction and realignment of our resources. Additionally, these forward-looking statements should be considered in conjunction with the cautionary statements and risk factors described in our Current Report on Form 8-K filed with the Securities and Exchange Commission on May 11, 2021, our Quarterly Report on Form 10-Q for the quarter ended September 30, 2021 and our other filings filed from time to time with the Securities and Exchange Commission. We do not assume any obligation to update any forward-looking statement, except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Brooklyn ImmunoTherapeutics, Inc.

Dated: January 5, 2022	By:	/s/ Howard J. Federoff
Howard J. Federoff
Chief Executive Officer and President